                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Pacific Capital Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                          [pacific capital funds logo]

                              NEW ASIA GROWTH FUND
                            INTERNATIONAL STOCK FUND
                                 SMALL CAP FUND
                                  MID-CAP FUND
                               GROWTH STOCK FUND
                             GROWTH AND INCOME FUND
                                   VALUE FUND
                         DIVERSIFIED FIXED INCOME FUND
                            TAX-FREE SECURITIES FUND
               SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                  TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                          ULTRA SHORT GOVERNMENT FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                  May 3, 2004
Dear Shareholder:

    The Board of Trustees has called a special meeting of the shareholders of the funds named above (each a "Fund" and collectively the "Funds"), each a series of Pacific Capital Funds (the "Trust"), to take place on Tuesday, June 1, 2004, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 2:00 p.m., Eastern Time, or as adjourned from time to time.

    The purpose of this meeting is to seek shareholder approval for the following proposals:

       1. To approve a new Sub-Advisory Agreement for the International Stock Fund with Hansberger Global Investors, Inc. (shareholders of the International Stock Fund only).

       2. To approve a proposal that would permit The Asset Management Group of Bank of Hawaii, the investment adviser to each Fund, and each Fund to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining shareholder approval (shareholders of all Funds).

              THE TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSALS
                AND RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL.

    Following this letter is a list of commonly asked questions. If you have any additional questions, please do not hesitate to contact us by calling 1-800-258-9232.

                                           Respectfully,

                                           William Henry
                                           President,
                                           Pacific Capital Funds

 WE URGE YOU TO VOTE BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD OR BY
                             ATTENDING THE MEETING.

                 YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE
                             OF YOUR SHAREHOLDINGS.

Q. WHO CAN VOTE?

A.  Any person owning shares of any of the Funds on April 16, 2004.

Q. WHO VOTES ON WHICH PROPOSALS?

A. The table below summarizes each proposal to be presented at the special meeting and shows which shareholders may vote for each proposal.

             PROPOSAL                    WHICH SHAREHOLDERS MAY VOTE
------------------------------------------------------------------------
1.  To approve a new Sub-Advisory    Shareholders of the International
    Agreement for the International  Stock Fund only
    Stock Fund with Hansberger
    Global Investors, Inc.
------------------------------------------------------------------------
2.  To approve a proposal that       Shareholders of ALL Funds
    would permit The Asset
    Management Group of Bank of
    Hawaii, the investment adviser
    to each Fund, and each Fund to
    enter into or materially change
    agreements with sub-advisers on
    behalf of the Fund without
    obtaining shareholder approval
------------------------------------------------------------------------

Q. WHY SHOULD I BOTHER TO VOTE?

A. Your vote is important. If the Trust does not receive enough votes, it will have to spend money to mail proxies again or solicit voters by telephone so that this meeting can take place.

Q. HOW CAN I VOTE?

A. - By mail -- Vote, sign and mail the enclosed ballot in the envelope provided.

    - In person at the meeting.

Q. HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each applicable proposal on the enclosed proxy card.

Q. WHAT IF I HAVE ADDITIONAL QUESTIONS?

A. Contact us, by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

                            [pacific capital funds logo]

                                NEW ASIA GROWTH FUND
                             INTERNATIONAL STOCK FUND
                                  SMALL CAP FUND
                                   MID-CAP FUND
                                 GROWTH STOCK FUND
                              GROWTH AND INCOME FUND
                                    VALUE FUND
                           DIVERSIFIED FIXED INCOME FUND
                             TAX-FREE SECURITIES FUND
                SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                    TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                            ULTRA SHORT GOVERNMENT FUND

                                 3435 STELZER ROAD
                               COLUMBUS, OHIO 43219
                                  1-800-258-9232
                             ------------------------

                                      NOTICE
                             ------------------------

                          SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON JUNE 1, 2004

To the shareholders of Pacific Capital Funds:

     Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the funds named above (each a "Fund" and collectively the "Funds"), each a series of Pacific Capital Funds (the "Trust"), to take place on June 1, 2004, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 2:00 p.m., Eastern Time, or as adjourned from time to time (the "Meeting"), for the following purposes:

          1. To approve a new Sub-Advisory Agreement for the International Stock Fund with Hansberger Global Investors, Inc. (shareholders of the International Stock Fund only).

          2. To approve a proposal that would permit The Asset Management Group of Bank of Hawaii, the investment adviser to each Fund, and each Fund to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining shareholder approval (shareholders of all Funds).

          3. To transact such other business as may properly come before the Meeting.

     After careful consideration, the Board of Trustees unanimously approved the proposals above and unanimously recommends that shareholders of each Fund vote "FOR" each applicable proposal.

     The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on April 16, 2004 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

     Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                           By order of the Board of Trustees,

                                           Ryan M. Louvar
                                           Secretary
May 3, 2004

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                          [PACIFIC CAPITAL FUNDS LOGO]

                              NEW ASIA GROWTH FUND
                            INTERNATIONAL STOCK FUND
                                 SMALL CAP FUND
                                  MID-CAP FUND
                               GROWTH STOCK FUND
                             GROWTH AND INCOME FUND
                                   VALUE FUND
                         DIVERSIFIED FIXED INCOME FUND
                            TAX-FREE SECURITIES FUND
               SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
                  TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                          ULTRA SHORT GOVERNMENT FUND

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 1, 2004

     This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Pacific Capital Funds (the "Trust") for use at a special meeting of shareholders of each of the funds listed above (each a "Fund" and collectively the "Funds"), each a series of the Trust, to be held at 2:00 p.m., Eastern Time, on June 1, 2004, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

     The Trust anticipates that the mailing of proxies and proxy statements to shareholders will begin on or about May 3, 2004.

SHAREHOLDER REPORTS

     Shareholders can find important information about each Fund in the Trust's annual report dated as of July 31, 2003, which previously has been furnished to shareholders. Shareholders may request another copy of the annual report and the semi-annual report for the period ended January 31, 2004 by writing to the Trust at the above address or by calling the telephone number above. The Trust will provide copies of the reports free of charge.

                                   PROPOSAL 1

                  APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR
                          THE INTERNATIONAL STOCK FUND

              (SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND ONLY)

INTRODUCTION

     The Board has terminated the services of Nicholas-Applegate Capital Management LLC ("NACM" or "Current-Sub-Adviser") as sub-adviser to the International Stock Fund effective as of June 1, 2004, and is proposing that shareholders of the International Stock Fund approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") to be entered into among the Trust, on behalf of the International Stock Fund, The Asset Management Group of Bank of Hawaii ("AMG") and Hansberger Global Investors, Inc. ("Hansberger"). AMG currently serves as the International Stock Fund's investment adviser.

BACKGROUND

     After discussions with management of the Trust and personnel of AMG, the Board of Trustees determined in late 2003 that the long-term performance of NACM on behalf of the International Stock Fund was not satisfactory, and instructed management to investigate the desirability of retaining another sub-adviser to manage the Fund's portfolio. After a thorough review of the matter and the Trust's options, AMG recommended to the Board that the Current Sub-Advisory Agreement be terminated and that the Trust enter into the New Sub-Advisory Agreement with Hansberger. On March 30, 2004, the Board approved the New Sub-Advisory Agreement for the reasons described below, and called a Meeting to seek shareholder approval of the proposed new sub-advisory arrangement.

INFORMATION ABOUT HANSBERGER

     Hansberger conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. Hansberger, as of March 31, 2004, had approximately $5.1 billion under management, managing global, international and emerging markets equity portfolios on behalf of separate portfolios and institutional mutual funds. Hansberger is a wholly-owned subsidiary of the Hansberger Group, Inc. ("Hansberger Group")with its principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida, as well as offices in Hong Kong, Toronto and Moscow. Hansberger was founded in 1994 and has 49 employees, including 17 investment professionals managing global equities.

PORTFOLIO MANAGEMENT TEAM

     Management anticipates that the Fund will be managed by a team of investment professionals at Hansberger, led by Thomas R. H. Tibbles and Lauretta
(Retz) Reeves.

     Thomas R. H. Tibbles joined Hansberger in 1999 and serves as Managing Director -- Canada, a portfolio manager and a research analyst. Before joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life. From 1993 until joining Indago in 1996, he served as Vice President, International Equities for Sun Life Investment Management, managing a portfolio of non-North American equity securities for pension and mutual fund clients. Mr. Tibbles began his career in the investment industry in 1986. Mr. Tibbles has been granted the designation of Chartered Financial Analyst.

     Lauretta (Retz) Reeves joined Hansberger in 1996 and serves as its Chief Investment Officer, Managing Director -- Research Technology, a portfolio manager and a research analyst. From 1987 to 1996, Ms. Reeves was Senior Vice President at Templeton Worldwide in the research and portfolio management group. While at Templeton, Ms. Reeves managed several separate accounts and mutual funds with over $1 billion dollars of assets. Ms. Reeves has been granted the designation of Chartered Financial Analyst.

DIRECTORS AND OFFICERS OF HANSBERGER

     The table names the principal executive officer and each of the Directors of Hansberger and their principal occupations as follows:

NAME                                          PRINCIPAL OCCUPATION
----                              ---------------------------------------------
Thomas L. Hansberger...........   Chairman, CEO, President, Director and
                                  Treasurer of Hansberger
Kimberley A. Scott.............   Acting President, Senior Vice President,
                                  Secretary, Chief Compliance Officer, Chief
                                  Administrative Officer and Director of
                                  Hansberger
J. Christopher Jackson.........   Senior Vice President, General Counsel,
                                  Assistant Secretary and Director of
                                  Hansberger
Wesley E. Freeman..............   Managing Director -- Institutional Marketing
                                  and Director of Hansberger

     The address of Hansberger, Mr. Hansberger and each of the Directors and Officers of Hansberger is 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301.

CHANGE IN INVESTMENT APPROACH AND BENCHMARK INDEX

     The Current Sub-Adviser follows a growth-oriented investment approach by using fundamental qualitative and quantitative analysis of issuers (a bottom-up approach) to seek international stocks whose earnings it believes are expected to grow or whose share prices it believes are undervalued. The construction of the portfolio generally parallels the country weightings comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, the International Stock Fund's current benchmark index.

     Hansberger will use a combination of its value and growth international equity disciplines by using fundamental qualitative and quantitative analysis of issuers (a bottom-up approach). Hansberger incorporates a risk-control framework to control industry and regional weightings in identifying international stocks meeting its disciplined value and growth criteria. This investment approach attempts to be style neutral and does not attempt to add value through altering allocations between value and growth styles, with rebalancing occurring semi-annually or when cash flows permit.

     If the New Sub-Advisory Agreement is approved, the International Equity Fund will also change its benchmark index from the MSCI Europe, Australasia, Far East ("EAFE") Index to the MSCI All Country World Free ("ACWI") ex-US Index, which management believes is a more appropriate index in light of the anticipated investment approach of Hansberger and composition of the Fund's portfolio of securities. The principal difference between these Indexes is that the MSCI ACWI ex-US Index contains issuers located in countries other than the U.S. representing both developed and emerging markets whereas the MSCI EAFE Index contains issuers located in developed markets in Europe, Australasia and the Far East. A description of each Index and its performance since inception of the Fund is set forth below:

AVERAGE ANNUAL TOTAL RETURNS
(FOR PERIODS ENDING DECEMBER 31, 2003)

                                        INCEPTION    PAST     PAST       SINCE
                                       OF THE FUND   YEAR    5 YEARS   INCEPTION
                                       -----------   -----   -------   ---------
MSCI EAFE Index*, ***................   11/30/98     39.17%   0.26%      1.03%
MSCI ACWI ex-US Index**, ***.........   11/30/98     41.41%   1.55%      2.20%

---------------

  * The MSCI-EAFE Index is an unmanaged index of issuers in the countries in Europe, Australasia and the Far East.

 ** The MSCI-ACWI ex-U.S. Index is an unmanaged index of issuers located in countries throughout the world, representing both developed and emerging markets, excluding the United States.

*** Reflects no deduction for fees, expenses or taxes.

NEW SUB-ADVISORY ARRANGEMENT FOR THE INTERNATIONAL STOCK FUND

     A copy of the New Sub-Advisory Agreement, as further described below, is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.

     The New Sub-Advisory Agreement, which the Trust anticipates will take effect following shareholder approval on June 1, 2004, requires Hansberger to manage the investment and reinvestment of the assets of the International Stock Fund, subject to the supervision of AMG. Under the terms of the New Sub-Advisory Agreement, Hansberger is authorized to effect portfolio transactions for the International Stock Fund, using its own discretion and without prior consultation with AMG. Hansberger is required to report periodically to AMG and the Board. The New Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement, except for additional undertakings by Hansberger with respect to certain matters related to compliance and the fees payable to Hansberger.

     The fee rate payable to Hansberger under the New Sub-Advisory Agreement is lower than the fee rate payable to NACM under the Current Sub-Advisory Agreement. The table below sets forth the sub-advisory fee rates payable to NACM under the Current Sub-Advisory Agreement and the sub-advisory fee rate payable to Hansberger under the New Sub-Advisory Agreement. As of March 31, 2004, the net assets of the International Stock Fund were approximately $71 million.

SUB-ADVISORY FEE RATE PAYABLE TO NACM      SUB-ADVISORY FEE RATE PAYABLE TO HANSBERGER
UNDER THE CURRENT SUB-ADVISORY AGREEMENT      UNDER THE NEW SUB-ADVISORY AGREEMENT
(AS A PERCENTAGE OF THE AVERAGE DAILY         (AS A PERCENTAGE OF THE AVERAGE DAILY
NET ASSETS OF THE FUND)                              NET ASSETS OF THE FUND)
----------------------------------------   -------------------------------------------
    0.65% of the first $50 million              0.60% of the first $75 million
0.60% of such assets in excess of $50       0.35% of such assets in excess of $75
                million                                    million

     Hansberger will bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the International Stock Fund or the Trust) in connection with the performance of its services under the New Sub-Advisory Agreement. The International Stock Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees and administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, fees for any pricing service, and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations. All other expenses not specifically assumed by Hansberger or by AMG are borne by the International Stock Fund or the Trust.

     The New Sub-Advisory Agreement requires Hansberger to ensure the reasonableness of all valuations of the International Stock Fund's portfolio securities for purposes of determining whether such securities should be purchased, owned or sold by the Fund, to provide AMG and the Trust's officers with supporting certifications in connection with filings made by the Trust under the Sarbanes-Oxley Act of 2002, to vote proxies on behalf of the International Stock Fund, and to notify AMG and the Trust of any actions or proceedings involving the Trust or Hansberger's compliance with federal and state securities laws.

     The New Sub-Advisory Agreement will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by AMG and Hansberger and, if required by law, by vote of a majority of the outstanding voting securities of the Fund and by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement may be terminated without penalty, upon 60 days' notice, by the Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, and will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The New Sub-Advisory Agreement provides that neither Hansberger nor any of its directors, officers, agents or employees shall be liable or responsible to the Trust, its shareholders or AMG for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by Hansberger of its duties under this Agreement, except for liability resulting from bad faith, willful misconduct, gross negligence or reckless disregard of its duties under the New Sub-Advisory Agreement.

BEST EXECUTION

     The New Sub-Advisory Agreement recognizes that, from time to time, Hansberger may receive brokerage and research services from brokers that execute securities transactions for the International Stock Fund. The commissions to be paid by the International Stock Fund to a broker that provides such services to Hansberger may be greater than the commissions would be if Hansberger used a broker that did not provide the same level of brokerage and research services. In accordance with law, to pay any such commission Hansberger must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hansberger's overall responsibilities to the Fund. Additionally, Hansberger may use such services for clients other than the International Stock Fund over which Hansberger or any of its affiliates exercises investment discretion.

     Investment advisers, including Hansberger, have a fiduciary duty to achieve best execution for every trade. In order to determine best execution, the SEC has stated that "a money manager should consider the full range and quality of a broker's services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to the money manager." Hansberger has adopted a best execution guide (the "Guide") that details certain of its procedures designed to seek to ensure that it is seeking to achieve the most favorable execution terms reasonably available given the specific circumstances of each trade. The Guide provides that, when selecting a broker, Hansberger's traders must consider qualitative as well as quantitative factors, including, but not limited to, the size of the order, the trading characteristics of the stock, the competitiveness of commission rates and spreads, the clearance and settlement capabilities of the broker, the ability of the broker to accommodate Hansberger's research and soft dollar obligations, the promptness of execution, the broker's access to markets, the broker's recent activity in the stock and the broker's integrity. After a trade is executed, its price is recorded and then reviewed. In addition, Hansberger has established a best execution committee that meets quarterly to discuss, among other matters, trade execution quality.

RESTRUCTURING COSTS

     The Trust has retained BNY Global Transition Management ("BNY Global"), a division of BNY Brokerage, a leading institutional brokerage firm and a wholly owned subsidiary of The Bank of New York, to coordinate portfolio restructuring in relation to transitioning the sub-advisory arrangements. Restructuring costs consist primarily of brokerage fees, dealer spreads or markups and market impact costs related to purchasing and selling securities for the International Stock Fund. In February 2004, BNY Global, based on the proposed investment strategy of Hansberger for the International Stock Fund, reviewed the existing portfolio holdings of the International Stock Fund to determine what holdings it would expect to purchase and sell in order to conform the International Stock Fund's portfolio to Hansberger's judgment as to stock selection. Hansberger expects to sell approximately 75% of the dollar value of the International Stock Fund's existing portfolio. Based on BNY Global's February 2004 review, transaction costs were estimated at $333,000, of which $108,000 represents bid-ask spreads, $108,000 represents commissions, fees and taxes, and $117,000 represents market impact costs. The foregoing is subject to market conditions at the time of the transition of the management of the International Stock Fund to Hansberger. The International Stock Fund will bear all of the costs of any portfolio transactions that result from the restructuring.

CONSIDERATION OF NEW SUB-ADVISORY AGREEMENT BY THE BOARD

     On March 30, 2004, the Board met in person at a meeting called for the purpose of considering, among other things, the New Sub-Advisory Agreement. At the meeting, the Board approved the New Sub-Advisory Agreement subject to shareholder approval. Representatives of AMG and Hansberger met in person or telephonically with the Board (including all of those Trustees (the "Independent Trustees") who are not "interested persons" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act, and described the general terms of the New Sub-Advisory Agreement, the anticipated benefits for the International Stock Fund and Hansberger's proposed fees and services to the International Stock Fund.

     In deciding to approve the appointment of Hansberger as sub-adviser to the International Stock Fund under the New Sub-Advisory Agreement, the Trustees considered a wide range of information of the type they regularly consider when determining whether to approve a sub-advisory agreement. The Trustees considered information about, among other things:

     - Hansberger's method of operation and investment philosophy;

     - Hansberger and its personnel (including particularly those personnel with the responsibilities for providing services to the Fund), resources, financial condition and investment process;

     - the terms of the New Sub-Advisory Agreement;

     - Hansberger's experience and past performance in managing international equities;

     - the total expense ratios of the International Stock Fund and of similar funds managed by other advisers;

     - the consolidated financial statements of Hansberger Group and its subsidiaries and estimated profitability to Hansberger from managing the International Stock Fund;

     - Hansberger's general compliance procedures and policies, including its amended code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act;

     - Hansberger's practices regarding the selection and compensation of brokers and dealers; and

     - Hansberger's proxy voting policies and procedures.

     In evaluating the New Sub-Advisory Agreement, the Board also considered, among other matters, that the New and Current Sub-Advisory Agreements, including the terms relating to the services to be provided thereunder, are substantially identical except for certain terms and conditions as generally described above. The Board concluded that the lower fee payable to Hansberger for its sub-advisory services would benefit the International Stock Fund's shareholders. The Board further determined that the resources and investment expertise of the Hansberger professionals in managing international equities could benefit the International Stock Fund's shareholders, and that Hansberger's proposed investment approach and philosophy could potentially enhance the International Stock Fund's performance.

     After carefully evaluating the foregoing materials and such other factors as they deemed relevant, the Board, including the Independent Trustees, approved the submission of the New Sub-Advisory Agreement for approval by the International Stock Fund's shareholders.

ANTICIPATED EFFECTIVE DATE

     If the International Stock Fund's shareholders approve the New Sub-Advisory Agreement, the Trust expects the Agreement will become effective as of June 1, 2004 (or as soon thereafter as possible), will continue initially for a two-year period and will continue in effect for successive annual periods thereafter, in accordance with the terms and conditions described above.

     If shareholders fail to approve the New Sub-Advisory Agreement or the Meeting is otherwise adjourned on June 1, 2004 until a later date, the Board will consider what alternatives may be most appropriate for the International Stock Fund and its shareholders, including resubmitting the New Sub-Advisory Agreement for shareholder approval. For instance, AMG and the Trust, on behalf of the International Stock Fund, may enter into an interim sub-advisory agreement ("Interim Agreement") with Hansberger or another appropriate sub-adviser, pursuant to Rule 15a-4 under the 1940 Act, which would take effect on or around June 1, 2004. This Interim

Agreement would be in substantially the form set forth in Appendix A but also would include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the Board of the Trust or of the sub-adviser or a majority of the Fund's shareholders may terminate the Interim Agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the sub-adviser thereunder will be held in an interest-bearing escrow account until shareholder approval of a new sub-advisory agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the sub-adviser). Under such circumstances, if the International Stock Fund has not received the requisite shareholder approval for a new sub-advisory agreement within 150 days after entering into the Interim Agreement, the Board would consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
                   TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE
                      SHAREHOLDERS APPROVE THIS PROPOSAL.

                                   PROPOSAL 2

                  APPROVAL TO ENTER INTO AND MATERIALLY AMEND
                AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF A FUND
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

                          (SHAREHOLDERS OF ALL FUNDS)

INTRODUCTION

     At a meeting of the Board held on March 30, 2004, the Board approved a proposal to permit the Trust and AMG, in its capacity as each Fund's investment adviser, to enter into, and materially amend, sub-advisory agreements with each of the sub-advisers as retained by AMG and the Trust to manage the Funds without obtaining shareholder approval, if they conclude that such arrangements would be in the best interests of the Fund's shareholders. This advisory structure is referred to as a "multi-manager arrangement." Submission of this proposal will be required under the terms of an order (the "Proposed Order") that the Trust expects to receive from the SEC in the near future and the terms of a proposed SEC rule (the "Proposed Rule") on the subject. The Proposed Order or the Proposed Rule would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

     The Board recommends that shareholders of each Fund approve this proposal. Approval by the Board, including a majority of the Independent Trustees, will continue to be required before entering into a new sub-advisory agreement with respect to any Fund and amending an existing sub-advisory agreement with respect to any Fund. However, if shareholders approve this proposal, a shareholder vote will not be required to approve sub-advisory agreements and material changes to them, and the shareholders of the Funds will to some extent be giving up their control of the Funds' operations.

HOW A MULTI-MANAGER ARRANGEMENT WOULD BENEFIT THE FUNDS

     The Board believes that it is appropriate and in the best interests of each Fund's shareholders to provide AMG and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow each Fund to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a sub-adviser is acquired, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the affected Funds, even where there will be no change in the persons managing the Funds. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, AMG and the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and AMG believe that the appointment would benefit a Fund.

     In its capacity as investment adviser to each Fund, AMG currently oversees and monitors the performance of each Fund's sub-adviser. AMG is also responsible for determining whether to recommend to the Board that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

     By investing in a Fund, shareholders in effect hire AMG to manage that Fund's assets directly or to hire an external sub-adviser under AMG's supervision. Accordingly, the Board believes that shareholders expect that AMG and the Board will take responsibility for overseeing each Fund's sub-advisers and for recommending their hiring, termination and replacement. Thus, in light of the contractual arrangements under which AMG has been engaged as an investment adviser, and in light of AMG's experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by AMG. If this proposal is approved, the shareholders will have less control over the Funds. However, the Board also believes that this approach would be consistent with shareholders' expectations that AMG will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

     The Board will continue to oversee the sub-advisory selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, is required to annually review and consider for renewal each of these agreements after an initial term. Upon entering into, renewing or amending a sub-advisory agreement, AMG and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

     Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the Funds to AMG. When engaging sub-advisers and entering into and amending sub-advisory agreements, AMG has negotiated and will continue to negotiate fees with these sub-advisers. The fees paid to AMG and any sub-adviser by the Funds are considered by the Board in approving and renewing the advisory and sub-advisory agreements. Any increase in the total fees paid by a Fund to AMG and any sub-advisers to the Fund in excess of the total previously approved by shareholders would continue to require shareholder approval. In any event, if shareholders approve this proposal, AMG, pursuant to each Fund's investment advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Funds as it is currently providing.

THE TERMS OF THE PROPOSED SEC ORDER AND THE PROPOSED RULE

     On May 29, 2003, the Trust and AMG filed an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the sub-advisory agreements on behalf of a Fund, and any material amendments to such agreements. While there can be no assurance, the Trust and AMG expect that the Proposed Order will be issued by the SEC. On October 23, 2003, the SEC issued the Proposed Rule with respect to certain sub-advisory contracts that would grant relief similar to the relief that would be provided by the Proposed Order. If the Proposed Rule is adopted, the Funds and AMG anticipate relying on its terms and conditions, which is currently a condition of the Proposed Order. Thus, if shareholders approve this proposal, AMG and the Trust would be authorized to evaluate, select and retain new sub-advisers for the Funds, or materially amend an existing sub-advisory agreement, without obtaining further approval of the affected Fund's shareholders.

     Under the terms of either the Proposed Order or Proposed Rule, the Trust and AMG will continue to be subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before AMG and the Trust may implement the arrangement described above permitting them to enter into and materially amend sub-advisory agreements. Furthermore, within 90 days of a change to a Fund's sub-advisory agreement, the Trust must provide the affected Fund's shareholders with an information statement that contains information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee. Another condition will require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then existing Independent Trustees. Any order issued by the Commission or any final rule, however, may differ from the general terms and conditions described above.

     Another condition of the Proposed Order and Proposed Rule is that shareholder approval will still need to be obtained of a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in Section 2(a)(3) of the 1940 Act, of the Trust or of AMG ("Affiliated Subadviser"). However, the Funds and AMG may in the future seek SEC exemptive relief (or rely on relief obtained by an affiliate or on any further SEC rule), which would permit AMG and the Trust to enter into new, or to materially amend, sub-advisory agreements with affiliated sub-advisers without obtaining shareholder approval. An affiliate of AMG, Bankoh Investment Partners LLC, currently provides investment sub-advisory services to the Mid-Cap Fund. By approving this proposal, shareholders are also approving the application of the multi-manager arrangement to any affiliated sub-adviser of AMG, subject to necessary regulatory relief.

                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
                   TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE
                      SHAREHOLDERS APPROVE THIS PROPOSAL.

                                 OTHER BUSINESS

     The Board does not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               OTHER INFORMATION

PROXY SOLICITATION

     The costs of the Meeting (estimated to be approximately $60,000), will be paid by the Funds, although the Adviser and its affiliates may bear some of the costs in their discretion. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Funds may retain a proxy solicitation firm to assist in the solicitation of proxies. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons.

SHAREHOLDER VOTING

     Holders of the Funds' Class A, Class B and Class Y shares of beneficial interest (collectively, the "Shares") of record as of the close of business on April 16, 2004 (the "Record Date") are entitled to vote on all of the business at the Meeting and any adjournments thereof. Each Share is entitled to one vote, and fractional votes for fractional Shares held, without regard to Class. As of the Record Date, the outstanding Shares of each Fund were as follows:

                             OUTSTANDING     OUTSTANDING     OUTSTANDING         TOTAL
                               CLASS A         CLASS B         CLASS Y        OUTSTANDING
FUND                           SHARES          SHARES           SHARES           SHARES
----                        -------------   -------------   --------------   --------------
New Asia Growth Fund......     125,779.96       43,718.21     2,595,681.93     2,765,180.10
International Stock
  Fund....................     137,830.93       85,735.40     8,313,441.05     8,537,007.38
Small Cap Fund............     263,901.35      193,896.62     7,426,097.91     7,883,395.88

                             OUTSTANDING     OUTSTANDING     OUTSTANDING         TOTAL
                               CLASS A         CLASS B         CLASS Y        OUTSTANDING
FUND                           SHARES          SHARES           SHARES           SHARES
----                        -------------   -------------   --------------   --------------
Mid-Cap Fund..............       7,312.39            0.00     2,656,949.45     2,664,261.84
Growth Stock Fund.........   1,444,630.19    1,791,962.14    30,866,748.58    34,103,340.91
Growth And Income Fund....     499,572.46      708,892.87    11,242,135.51    12,450,600.84
Value Fund................     318,042.68      169,760.66    22,265,364.90    22,753,167.24
Diversified Fixed Income
  Fund....................     481,244.19      419,033.34    24,207,333.44    25,107,610.97
Tax-Free Securities
  Fund....................   1,042,630.39      423,135.99    33,486,141.64    34,951,908.02
Short Intermediate U.S.
  Government Securities
  Fund....................     561,563.55            0.00     9,431,988.60     9,993,552.15
Tax-Free Short
  Intermediate Securities
  Fund....................     382,664.17            0.00     6,496,260.59     6,878,924.76
Ultra Short Government
  Fund....................     827,969.21      194,877.83    28,991,275.53    30,014,122.57

     The presence in person or by proxy of more than 50% of the outstanding Shares of a Fund (without regard to Class) entitled to vote at the Meeting will constitute a quorum for the particular Fund. If a quorum of a Fund is not present, sufficient votes are not received by the date of the Meeting, or the holders of Shares of a Fund present in person or by proxy determine to adjourn the Meeting of a Fund for any other reason, a person named as proxy may propose one or more adjournments with respect to the Fund from time to time to permit further solicitation of proxies. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The persons named as proxies will vote in favor of adjournment those Shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal.

     In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal (but the proxy is properly executed), it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE

     Approval of each proposal with respect to the particular Fund (without regard to Class) will require the vote of a "majority of the outstanding voting securities of the Fund" as defined in the 1940 Act. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

INTERESTED PARTIES

     The Class A, Class B and Class Y Shares are each Fund's only outstanding classes of voting securities as of the Record Date. As of the Record Date, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding Shares of each Fund. The following table sets forth, as of the Record Date, the name, address, number and percentage of Shares of persons that owned beneficially or of record 5% or more of the outstanding Shares of each Fund. Bank of Hawaii or its affiliates may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the Class Y Shares, based upon the Bank of Hawaii's investment discretion for trust and other client accounts, with respect to which shares the Bank of Hawaii and its affiliates disclaim beneficial ownership. Bank of Hawaii will vote the shares for which it has investment discretion in accordance with the recommendation of Institutional Shareholder Services, an independent third-party proxy voting service. Such investment and/or voting power will change as the Bank of Hawaii and its affiliates periodically rebalance such accounts' holdings among the various Pacific Capital Funds and other investment options. Certain officers of the Trust are employees of either Bank of Hawaii or its affiliates.

                          NEW ASIA GROWTH FUND       INTERNATIONAL STOCK FUND          SMALL CAP FUND
                       --------------------------   --------------------------   --------------------------
NAME AND ADDRESS         NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE
OF HOLDER(1)              SHARES        OF FUND        SHARES        OF FUND        SHARES        OF FUND
----------------       -------------   ----------   -------------   ----------   -------------   ----------
Reinco (2)...........   2,051,036.78      74.17%
Strobro (2)..........                                8,057,161.91      94.38%     6,166,530.97      78.22%
Union Bank --
  Nominee (3)........                                                               496,825.41       6.30%
Vanguard Fiduciary
  Trust Co. (4)......     511,100.32      18.48%                                    508,967.78       6.46%
Fiserv Securities,
  Inc. (5) (6).......     141,469.11       5.12%

                              MID-CAP FUND              GROWTH STOCK FUND          GROWTH AND INCOME FUND
                       --------------------------   --------------------------   --------------------------
NAME AND ADDRESS         NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE
OF HOLDER(1)              SHARES        OF FUND        SHARES        OF FUND        SHARES        OF FUND
----------------       -------------   ----------   -------------   ----------   -------------   ----------
Reinco (2)...........                               29,147,930.34      85.47%    10,465,448.29      84.10%
Strobro (2)..........   2,656,949.45      99.73%
Vanguard Fiduciary
  Trust Co. (4)......                                                               683,241.65       5.49%
Fiserv Securities,
  Inc. (5) (6).......                                2,960,679.37       8.68%     1,145,344.29       9.20%

                                                     DIVERSIFIED FIXED INCOME
                               VALUE FUND                      FUND               TAX-FREE SECURITIES FUND
                       --------------------------   --------------------------   --------------------------
NAME AND ADDRESS         NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE
OF HOLDER(1)              SHARES        OF FUND        SHARES        OF FUND        SHARES        OF FUND
----------------       -------------   ----------   -------------   ----------   -------------   ----------
Hawco (2)............                               23,755,073.94      94.61%
Reinco (2)...........                                                            33,220,066.56      95.05%
Strobro (2)..........  22,031,300.60      96.83%

                             TAX-FREE SHORT             SHORT INTERMEDIATE
                              INTERMEDIATE               U.S. GOVERNMENT                ULTRA SHORT
                            SECURITIES FUND              SECURITIES FUND              GOVERNMENT FUND
                       --------------------------   --------------------------   --------------------------
NAME AND ADDRESS         NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE     NUMBER OF     PERCENTAGE
OF HOLDER(1)              SHARES        OF FUND        SHARES        OF FUND        SHARES        OF FUND
----------------       -------------   ----------   -------------   ----------   -------------   ----------
Reinco (2)...........   6,494,341.41      94.41%     8,975,524.34      89.81%
Strobro (2)..........                                                            27,941,254.00      93.10%

---------------

(1) The Fund does not believe any entity is the beneficial owner of Shares held of record by it.

(2) The address for Hawco, Reinco and Strobro is c/o Bank of Hawaii, P.O. Box 1930, Honolulu, HI 96805. Represents holdings in Class Y Shares, except for Reinco's holdings in Growth Stock Fund, representing Class B Shares.

(3) P.O. Box 85484, San Diego, CA 92186.

(4) Valley Forge, PA 19482.

(5) 2005 Market Street, Philadelphia, PA 19103.

(6) Represents holdings in Class B Shares.

SHAREHOLDER PROPOSAL

     The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

     A proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

OTHER SERVICE PROVIDERS

     BISYS Fund Services Ohio, Inc. serves as administrator to the Funds pursuant to an Administration Agreement and BISYS Fund Services LP serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

     THE TRUST REQUESTS YOUR EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                           By order of the Board of Trustees,

                                           Ryan M. Louvar
                                           Secretary

                                           May 3, 2004

                                   APPENDIX A

                         FORM OF SUB-ADVISORY AGREEMENT

                    PACIFIC CAPITAL INTERNATIONAL STOCK FUND

     THIS AGREEMENT is made as of June 1, 2004 among Pacific Capital Funds (the "Trust"), The Asset Management Group of Bank of Hawaii (the "Adviser"), and Hansberger Global Investors, Inc. (the "Sub-Adviser").

     WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has been appointed investment adviser to the Trust's International Stock Fund (the "Fund");

     WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

     WHEREAS, the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund, and as amended from time-to-time.

     Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Fund:

          (a) determine from time to time what securities and other investments will be purchased, retained or sold for the Fund;

          (b) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

          (c) not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

          (d) manage the Fund's overall cash position;

          (e) attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser;

          (f) ensure all Fund security valuations are reasonable for purposes of determining whether such securities should be purchased, owned or sold by the Fund;

          (g) ensure that, if required, securities are identified for proper segregation and collateralization;

          (h) vote proxies on behalf of the Fund and provide proxy voting information to the Fund and its agents in relation to the Fund's annual filing on Form N-PX and as otherwise reasonably requested by officers of the Fund; and

          (i) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     3. Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a) conform with all applicable rules and regulations of the U.S. Securities and Exchange Commission;

          (b) telecopy or provide by electronic means, trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser;

          (c) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust);

          (d) notify the Adviser and the Trust immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Sub-Adviser's policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach;

          (e) upon request, provide the Adviser and/or the officers of the Trust with supporting certifications which pertain to services being provided by the Sub-Adviser hereunder, in connection with any filings and certifications made pursuant to the Sarbanes-Oxley Act of 2002; and

          (f) promptly notify the Adviser and the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or
     (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

     4. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

     5. Portfolio Transactions. Investment decisions for the Fund shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to seek to obtain best execution. The Fund and Adviser understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund.

     The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

     Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the 1940 Act or the rules of the Securities and Exchange Commission thereunder.

     6. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser shall be entitled to maintain a copy of such records for its files in order to meet its obligations under the 1940 Act. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     8. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly directly from the Fund, calculated at the annual rate of 0.60% on the first $75 million of the Fund's average daily net assets and 0.35% on average daily net assets in excess of $75 million.

     9. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts. Neither the Sub-Adviser, nor any of its directors, officers, agents or employees shall be liable or responsible to the Trust, its shareholders or the Adviser for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Sub-Adviser of its duties under this Agreement, except for liability resulting from bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement.

     10. Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed.

     11. Duration and Termination. Unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons "(as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of (i) a majority of the outstanding voting securities of the Fund, if required by the 1940 Act or the rules of the Securities and Exchange Commission thereunder, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

     To the Sub-Adviser at:

        Hansberger Global Investors, Inc.
        515 East Las Olas Boulevard, Suite 1300
        Fort Lauderdale, Florida 33301
        Attention : President

     To the Adviser at:

        The Asset Management Group of
        Bank of Hawaii
        111 South King Street
        Honolulu, Hawaii 96813

     To the Trust at:

        c/o BISYS Fund Services
        3435 Stelzer Road
        Columbus, Ohio 43219-3035

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   THE ASSET MANAGEMENT GROUP OF
                                   BANK OF HAWAII

                                   By:
                                   ---------------------------------------------
                                   Name:
                                   ---------------------------------------------
                                   Title:
                                   ---------------------------------------------

                                   HANSBERGER GLOBAL INVESTORS, INC.

                                   By:
                                   ---------------------------------------------
                                   Name:
                                   ---------------------------------------------
                                   Title:
                                   ---------------------------------------------

                                   PACIFIC CAPITAL FUNDS

                                   By:
                                   ---------------------------------------------
                                   Name:
                                   ---------------------------------------------
                                   Title:
                                   ---------------------------------------------

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043

                                          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
PACIFIC CAPITAL INTERNATIONAL STOCK FUND         SPECIAL MEETING OF SHAREHOLERS - JUNE 1, 2004


     The undersigned hereby appoints Ryan M. Louvar and Alaina Metz, or either of them (with full power to act in the absence of the other, each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of each of the funds listed above (each, a "Fund" and collectively, the "Funds"), each a series of Pacific Capital Funds (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m., Eastern Time, on June 1, 2004, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

     1. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL STOCK FUND WITH HANSBERGER GLOBAL INVESTORS, INC.


   / /  FOR                 / /  AGAINST              / /  ABSTAIN

     2. APPROVAL OF A PROPOSAL THAT WOULD PERMIT THE ASSET MANAGEMENT GROUP OF BANK OF HAWAII, THE INVESTMENT ADVISER TO THE FUND, AND THE TRUST TO ENTER INTO OR MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.


   / /  FOR                 / /  AGAINST              / /  ABSTAIN


     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated __ ___________, 2004

                 ----------------------------------------------
                 Name of Shareholder(s) -- Please print or type

                 ----------------------------------------------
                 Signature(s) of Shareholder(s)

                 ----------------------------------------------
                 Signature(s) of Shareholder(s)

     This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA 02043


                                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
[NAME OF FUND]                     SPECIAL MEETING OF SHAREHOLERS - JUNE 1, 2004


     The undersigned hereby appoints Ryan M. Louvar and Alaina Metz, or either of them (with full power to act in the absence of the other, each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of each of the funds listed above (each, a "Fund" and collectively, the "Funds"), each a series of Pacific Capital Funds (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m., Eastern Time, on June 1, 2004, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     1. APPROVAL OF A PROPOSAL THAT WOULD PERMIT THE ASSET MANAGEMENT GROUP OF BANK OF HAWAII, THE INVESTMENT ADVISER TO THE FUND, AND THE TRUST TO ENTER INTO OR MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF THE FUND WITHOUT OBTAINING SHAREHOLDER APPROVAL.


   / /  FOR                    / /  AGAINST                    / /  ABSTAIN


     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _______  _______, 2004

                 ----------------------------------------------
                 Name of Shareholder(s) -- Please print or type

                 ----------------------------------------------
                 Signature(s) of Shareholder(s)

                 ----------------------------------------------
                 Signature(s) of Shareholder(s)

     This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.